AMENDED AND RESTATED BY-LAWS OF
                          PRIVATE TRADING SYSTEMS, INC.
                              a Nevada Corporation


                                    ARTICLE I

                                     OFFICES

1.1. REGISTERED OFFICE. The registered office of the Corporation in the State of Nevada shall be in a county and city of the State of Nevada designated by the Board of Directors in accordance with applicable law.

1.2. OTHER OFFICES. The Corporation also may have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                                  STOCKHOLDERS

2.1     STOCKHOLDER  MEETINGS.

     (a) TIME AND PLACE OF MEETINGS. Meetings of the stockholders shall be held at such times and places, either within or without the State of Nevada, as may from time to time be fixed by the Board of Directors and stated in the notices or waivers of notice of such meetings.

     (b) ANNUAL MEETING. Annual meetings of stockholders shall be held at such date and time as the Board of Directors shall determine. At the annual meeting, stockholders shall elect a board of directors by plurality vote and transact such other business as properly may be brought before the annual meeting in accordance with Section 2.7 of this Article II.
                               ------------

     (c) SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation may be called for any purpose or purposes at any time only by (i) the Chairman of the Board, (ii) the Chief Executive Officer, (iii) the President, or (iv) any beneficial owner (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of the Corporation representing ten percent (10%) or more of the combined voting power of the Corporation's then outstanding securities. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice of such meeting.

     (d) NOTICE OF MEETINGS. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, written notice of each meeting of the stockholders shall be given not less than ten days nor more than sixty days before the date of such meeting to each stockholder entitled to vote thereat, directed to such stockholder's address as it appears upon the stock ledger of the Corporation, such notice to specify the place, date, hour and purpose or purposes of such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the stock ledger of the Corporation. When a meeting of the stockholders is adjourned to another time and/or place, notice need not be given of such adjourned meeting if the time and place are announced at the meeting of the stockholders at which the adjournment is taken, unless the adjournment is for more than thirty days or unless after the adjournment a new record date is fixed for such adjourned meeting, in which event a notice of such adjourned meeting shall be given to each stockholder of record entitled to vote thereat. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing either before or after such meeting and will be waived by any stockholder by such stockholder's attendance thereat in person or by proxy. Any stockholder so waiving notice of such a meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     (e) QUORUM. Except as otherwise required by law, the Articles of Incorporation or these By-Laws, the holders of not less than a majority of the shares entitled to vote at any meeting of the stockholders, present in person or by proxy, shall constitute a quorum and the affirmative vote of the majority of such quorum shall be deemed the act of the stockholders. If a quorum shall fail to attend any meeting of the stockholders, the presiding officer of such meeting may adjourn such meeting from time to time to another place, date or time, without notice other than announcement at such meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting of the stockholders as originally noticed. The foregoing notwithstanding, if a notice of any adjourned special meeting of the stockholders is sent to all stockholders entitled to vote thereat, which states that such adjourned special meeting will be held with those present in person or by proxy constituting a quorum, then, except as otherwise required by law, those present at such adjourned special meeting of the stockholders shall constitute a quorum and all matters shall be determined by a majority of the votes cast at such special meeting.

2.2. DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE AND TO VOTE. To determine the stockholders entitled to notice of any meeting of the stockholders or to vote thereat, the Board of Directors may fix in advance a record date as provided in Article II, Section 2.8 of these By-Laws, or if no record date is
                           -----------
fixed by the Board of Directors, a record date shall be determined as provided by law.

2.3.     VOTING.

     (a) Except as otherwise required by law, the Articles of Incorporation or these By-Laws, each stockholder present in person or by proxy at a meeting of the stockholders shall be entitled to one vote for each full share of stock registered in the name of such stockholder at the time fixed by the Board of Directors or by law at the record date of the determination of stockholders entitled to vote at such meeting.

     (b) Every stockholder entitled to vote at a meeting of the stockholders may do so either (i) in person or (ii) by one or more agents authorized by a written proxy executed by the person or such stockholder's duly authorized agent, whether by manual signature, typewriting, telegraphic transmission or otherwise as permitted by law. No proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

     (c) Voting shall be by written ballot and each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, and shall state the number of shares voted.

     (d) Shares of the Corporation held by another corporation may be voted by such corporation's officer, agent or proxy as its by-laws may prescribe, or in absence of such by-law provision, by any other person designated by resolution of its Board of Directors, and such officer, agent or other person so designated may vote such corporation's shares in this Corporation in person or by proxy appointed by him.

     (e) Shares held by an administrator, executor, guardian or conservator may be voted by such representative, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee, other than a trustee in bankruptcy, may be voted by such representative, either in person or by proxy, but no such trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     (f) Shares standing in the name of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors may be voted by such representative, either in person or by proxy. Shares held by or under the control of such a receiver or trustee may be voted by such receiver or trustee, either in person or by proxy, without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver or trustee was appointed.

     (g) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     (h) If shares stand in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by community property or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(1) If only one votes, his act binds; (2) If more than one votes, the act of the majority so voting binds all; and (3) If more than one votes, but the vote is evenly split on any particular matter, each fraction may vote the shares in question proportionally.

     (i) Shares standing in the name of a married woman but not also standing in the name of her husband with such a designation of mutual relationship on the certificate, may be voted and all rights incident thereto may be exercised in the same manner as if she were unmarried.

     (j) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the elections of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity.

     (k) In advance of or at any meeting of the stockholders, the Chairman of the Board may appoint one or more persons as inspectors of election (the "Inspectors") to act at such meeting. Such Inspectors shall take charge of the ballots at such meeting. After the balloting on any question, the Inspectors shall count the ballots cast and make a written report to the secretary of such meeting of the results. Subject to the direction of the Chairman of the Board, the duties of such Inspectors may further include without limitation: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity, and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes of consents and determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. An Inspector need not be a stockholder of the Corporation and any officer of the Corporation may be an Inspector on any question other than a vote for or against such officer's election to any position with the Corporation or any other questions in which such officer may be directly interested. If there are three or more Inspectors, the determination, report or certificate of a majority of such Inspectors shall be effective as if unanimously made by all Inspectors.

2.4. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make available, at least 10 days or such other period of time as may be required by Federal, State or other jurisdictional body whose rules and regulations govern the allotted time before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in either alphabetical order or by zip code, showing the address of and the number of shares registered in the names of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to such meeting, either at a place within the city where such meeting is to be held and which place shall be specified in the notice of such meeting, or, if not so specified, at the place where such meeting is to be held. The list also shall be produced and kept at the time and place of the meeting of the stockholders during the whole time thereof, and may be inspected by any stockholder who is present.

2.5.     ACTION  BY  WRITTEN  CONSENT  OF  STOCKHOLDERS.

     (a) Subject to restrictions imposed by the Corporation's Articles of Incorporation or by applicable law, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation's Secretary. Prompt notice of the taking of the Corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

     (b) The Board of Directors may fix a record date for the determination of stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date is set, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Secretary of the Corporation.

2.6. CONDUCT OF MEETINGS. The Chairman of the Board shall have full and complete authority to determine the agenda, to set the procedures and order the conduct of meetings, all as deemed appropriate by such person in his sole discretion with due regard to the orderly conduct of business.

2.7.     ACTION  AT  MEETINGS  OF  STOCKHOLDERS.

     (a) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7 and on
                                                              -----------
the record date for the determination of stockholders entitled to vote at such annual meeting and (B) who complies with the notice procedures set forth in this
Section  2.7.
------------

     (b) In addition to any other applicable requirements, for business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the Chief Executive Officer, President, or the Secretary of the Corporation.

     (c) To be timely, a stockholder's notice that includes a proposal for the Corporation's annual meeting must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the
                                    --------   -------
Corporation did not hold an annual meeting the previous year or if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice that includes a proposal that seeks action by the Corporation's stockholders at any meeting will comply with the guidelines established by Regulation 14A of the Exchange Act, to the extent such regulation is then applicable to the Corporation.

     (d) To be in proper written form, a stockholder's notice must set forth, as to each matter such stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and
(v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

     (e) No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7; provided, however, that, once
                                      -----------  --------  -------
business has been brought properly before the annual meeting in accordance with such procedures, nothing in this Section 2.7 may be deemed to preclude
                                      ------------
discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman will declare to the meeting that the business was not brought properly before the meeting and such business will not be transacted.

     (f) Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted, which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

     (g) Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

2.8.     RECORD  DATE.

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitlement to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days prior to the date of such meeting. If not fixed by the Board of Directors, the record date shall be determined as provided by law.

     (b) A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournments of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

     (c) Holders of stock on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of the shares set forth in the stock ledger of the Corporation after the record date, except as otherwise provided by agreement or by law, the Articles of Incorporation or these By-Laws.

2.9. INFORMALITIES AND IRREGULARITIES. All informalities or irregularities in any call or notice of a meeting of the stockholders or in the areas of credentials, proxies, quorums, voting and similar matters, will be deemed waived if no objection is made at the meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

3.1. GENERAL POWERS. Unless otherwise restricted by law, the Articles of Incorporation or these By-Laws as to action which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by these By-Laws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be controlled by, the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person, provided that the business and affairs of the Corporation will be managed, and all corporate powers shall be exercised, under the ultimate direction and responsibility of the Board of Directors.

3.2.     ELECTION  OF  DIRECTORS.

     (a) NUMBER, QUALIFICATION AND TERM OF OFFICE. The exact number of directors of the Corporation shall not be less than three or more than nine. The authorized number of directors may from time to time be increased or decreased by resolution of the directors of the Corporation amending this provision of the By-Laws in compliance with Section 8.5 of Article VIII. No reduction of the
                               ------------
authorized number of directors shall have the effect of removing any director prior to the expiration of his or her term in office. Except as otherwise provided in this Section 3.2, each director elected shall hold office until his
                  -----------
successor  is  elected  and  qualified.

     (b) RESIGNATION. Any director may resign from the Board of Directors at any time by giving written notice to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when such resignation shall become effective shall not be so specified, then such resignation shall take effect immediately upon its receipt by the Secretary; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     (c) VACANCIES. Vacancies and new directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. If no directors are in office, an election may be held as provided by statute. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next annual meeting or the next election of one or more directors by the stockholders at a special meeting of stockholders called for that purpose. Any director may be removed from office only in accordance with the Articles of Incorporation.

3.3     MEETINGS  OF  THE  BOARD  OF  DIRECTORS.

     (a) REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held without notice at such time and place as shall from time to time be determined by the Board of Directors:

          (i) at such times as the Board of Directors shall from time to time by resolution determine; and

          (ii) one half-hour prior to any special meeting of the stockholders and immediately following the adjournment of any annual or special meeting of the stockholders.

     (b)     SPECIAL  MEETINGS.

          (i) Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President, and will be called by the Secretary at the written request of two or more directors. Notice of the time and place of special meetings of the Board of Directors shall be given by the Secretary or an Assistant Secretary of the Corporation, or by any other officer authorized by the Board of Directors. Such notice shall be given to each director personally or by mail, messenger, telephone, telegraph or electronic mail at such director's business, residence or electronic address. Notice by mail shall be deposited in the United States mail, postage prepaid, not later than the fifth day prior to the date fixed for such special meeting. Notice by telephone, telegraph or electronic mail shall be sent, and notice given personally or by messenger shall be delivered, at least twenty-four hours prior to the time set for such special meeting. Notice of a special meeting of the Board of Directors need not contain a statement of the purpose of such special meeting.

          (ii) Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if they had occurred at a meeting regularly called and noticed, and at such meeting any business may be transacted, which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of directors may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

          (iii) Whenever any notice whatsoever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     (c) ADJOURNED MEETINGS. A majority of directors present at any regular or special meeting of the Board of Directors or any committee thereof, whether or not constituting a quorum, may adjourn any meeting from time to time until a quorum is present or otherwise, however, notice of the time and place of holding any adjourned meeting shall be required as provided in Section 3.3(b) of these
                                                         --------------
By-Laws.

     (d) PLACE OF MEETINGS. Meetings of the Board of Directors, both regular and special, may be held either within or without the State of Nevada.

     (e) PARTICIPATION BY TELEPHONE. Members of the Board of Directors or any committee may participate in any meeting of the Board of Directors or committee through the use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

     (f) QUORUM. At all meetings of the Board of Directors or any committee thereof, a majority of the total number of directors of the entire then authorized Board of Directors or such committee shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any such meeting at which there is a quorum shall be the act of the Board of Directors or any committee, except as may be otherwise specifically prohibited by law, the Articles of Incorporation or these By-Laws. A meeting of the Board of Directors or any committee at which a quorum initially is present may continue to transact business notwithstanding the withdrawal of directors so long as any action is approved by at least a majority of the required quorum for such meeting. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other member of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in a regular meeting.

     (g) WAIVER OF NOTICE. The transactions of any meeting of the Board of Directors or any committee, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to hold such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

3.5. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board of Directors at any meeting or at any meeting of a committee may be taken without a meeting if all members of the Board of Directors or such committee consent in writing and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or such committee.

3.6. COMPENSATION OF DIRECTOR. Unless otherwise restricted by law, the Articles of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation for attending committee meetings.

3.7.     COMMITTEES  OF  THE  BOARD.

     (a) EXECUTIVE COMMITTEE. The Board of Directors may, by resolution adopted by a majority of the whole Board, name two or more of its members as an Executive Committee. Such Executive Committee will have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation while the Board is not in session, subject to such limitations as may be included in the Board's resolution; provided, however,
                                                              --------  -------
that such Executive Committee shall not have the authority of the Board of Directors in reference to the following matters: (1) the submission to stockholders of any action that requires the authorization or approval under applicable law; (2) the filling of vacancies on the Board of Directors or in any committee of the Board of Directors; (3) the amendment or repeal of these By-Laws, or the adoption of new by-laws; and (4) the fixing of compensation of Directors for serving on the Board or on any Committee of the Board of Directors. A majority of those named to the Executive Committee will constitute a quorum and the Committee may at any time act by the written consent of a quorum thereof, although not formally convened.

     (b) OTHER COMMITTEES. The Board of Directors may from time to time, by resolution adopted by a majority of the whole Board, appoint other standing or temporary Committees consisting of at least one current member of the Board of Directors, and such other individuals as the Board of Directors may determine. These Committees will be vested with such powers as the Board may include in its resolution; provided, however, that such Committees shall be restricted in their
            --------  -------
authority that all actions taken are subject to review and ratification by the Executive Committee and the Board of Directors. A majority of those named to any such Committees will constitute a quorum and the Committee may at any time act by the written consent of a quorum thereof, although not formally convened.

     (c) MINUTES OF MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.8. INTERESTED DIRECTORS. In addition to the statutory and corporate common law of Nevada, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof, which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of the duly appointed Executive Committee, which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

4.1.     OFFICERS.

     (a) NUMBER. The officers of the Corporation shall be chosen by the Board of Directors and will include a Chairman of the Board of Directors (who must be a director as chosen by the Board of Directors), a President, Secretary and a Treasurer and may include Chief Officers and any number of Vice-Presidents. The Board of Directors also may appoint one or more Assistant Secretaries or Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. Any Vice President may be given such specific designation as may be determined from time to time by the Board of Directors. Any number of offices may be held by the same person, unless otherwise restricted by law, the Articles of Incorporation or these By-Laws. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

     (b) ELECTION AND TERM OF OFFICE. The officers shall be elected annually by the Board of Directors at its regular meeting following the annual meeting of the stockholders and each officer shall hold office until the next annual election of officers and until such officer's successor is elected and qualified, or until such officer's death, resignation or removal. Any officer may be removed at any time, with or without cause, by a vote of the majority of the whole Board of Directors or by an officer upon whom such power of removal may be conferred by the Board of Directors. Any vacancy occurring in any office may be filled by the Board of Directors.

     (c) SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof from time to time.

4.2. CHAIRMAN OF THE BOARD OF DIRECTORS. The Board of Directors will elect a Chairman to serve as a Non-Executive Officer of the Corporation. The Chairman will preside at all meetings of the Board of Directors and be vested with such other powers and duties as the Board may from time to time delegate to him.

4.3. CHIEF OFFICERS. The Board of Directors may elect a Chief Executive Officer, a Chief Financial Officer and a Chief Operating Officer. The Chief Executive Officer shall be the presiding officer over all business affairs of the Corporation, subject only to the direction of the Board of Directors. The Chief Financial Officer of the Corporation shall be the presiding officer over the financial affairs of the Corporation, subject only to the direction of the Board of Directors and the Chief Executive Officer. The Chief Operating Officer of the Corporation shall be the presiding officer over the operational affairs of the Corporation, subject only to the direction of the Board of Directors and the Chief Executive Officer. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the Chief Officers will be proper officers to sign on behalf of the Corporation any deed, bill of sale, assignment, option, mortgage, pledge, note, bond, evidence of indebtedness, application, consent (to service of process or otherwise), agreement, indenture or other instrument of any significant importance to the Corporation.

4.4. PRESIDENT. The President, absent the election of a Chief Executive Officer, will supervise the business and affairs of the Corporation and the performance by all of its other officers, excluding Chief Officers, of their respective duties, subject to the control of the Board of Directors. Absent the election of a Chief Executive Officer by the Board of Directors, the President will be the Chief Executive Officer of the Corporation. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the President will be a proper officer to sign on behalf of the Corporation any deed, bill of sale, assignment, option, mortgage, pledge, note, bond, evidence of indebtedness, application, consent (to service of process or otherwise), agreement, indenture or other instrument of any significant importance to the Corporation. The President may represent the Corporation at any meeting of the stockholders of any other Corporation in which this Corporation then holds shares, and may vote this Corporation's shares in such other corporation in person or by proxy appointed by him, provided that the Board of Directors may from time to time confer the foregoing authority upon any other person or persons. The President may designate any Vice President to perform any acts, on behalf of the Corporation, in his place.

4.5. VICE PRESIDENTS. One or more Vice Presidents may be elected by the Board of Directors each of whom (in the order designated by the Board) will be vested with all of the powers and charged with all of the duties (including those herein before specifically set forth) of the President in the event of his absence or disability. Each Vice President will perform such other duties as may from time to time be delegated or assigned to him/her by the Board of Directors, Chief Executive Officer, Chief Operating Officer or the President, in that order.

4.6. SECRETARY AND ASSISTANT SECRETARIES. The Secretary will keep the minutes of meetings of the stockholders, Board of Directors and any Committee, and all unanimous written consents of the stockholders, Board of Directors and any Committee of the Corporation, see that all notices are duly given in accordance with the provisions of these By-Laws or as required by applicable law, be custodian of the corporate seal and corporate records, and, in general, perform all duties incident to his office. Except as may otherwise be specifically provided in a resolution of the Board of Directors, the Secretary and each Assistant Secretary will be a proper officer to take charge of the Corporation's stock ledger, and to compile the voting record, and to impress the Corporation's Seal on any instrument signed by a duly authorized or empowered officer, and to attest to the same.

4.7. TREASURER AND ASSISTANT TREASURERS. The Treasurer, absent the election of a Chief Financial Officer, shall serve as the Chief Financial Officer and will maintain the financial records of the Corporation and supervise all Corporate reporting with any and all government agencies. The Treasurer will keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and will cause all money and other valuable effects to be deposited in the name and to the credit of the Corporation in such depositories, subject to withdrawal in such manner as may be designated by the Board of Directors and the Chief Executive Officer. The Treasurer will render to the Chief Executive Officer, President and to the Directors (at the regular meetings of the Board or whenever they may require), an account of all his transactions, as Treasurer, and of the financial condition of the Corporation.

                                    ARTICLE V

       ELIMINATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION AND
                                    INSURANCE

5.1. ELIMINATION OF DIRECTOR OR OFFICER LIABILITY. Pursuant to NRS 78.138(7) and notwithstanding any provisions of the Articles of Incorporation which may provide for a different standard, a director or officer of the Corporation is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) his or her act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) his or her breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

5.2. INDEMNIFICATION: DEFINITIONS. As used in this Article V, the following terms have the following definitions:

     (a) "Covered Capacity" means, with respect to any person, that such person (or a person for whom he or she is serving as a legal representative) is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, manager, officer, trustee, general partner, member, fiduciary, employee or agent of any other enterprise, in each case (i) whether or not such person was serving in that capacity at the time any liability or expense is incurred and (ii) whether the basis for any Proceeding brought against such person is alleged action in an official capacity as a director, manager, officer, trustee, general partner, member, fiduciary, employee or agent or any other capacity while serving as a director, manager, officer, trustee, general partner, member, fiduciary, employee or agent.

     (b) "Expenses" include all direct and indirect costs, fees and expenses of any type or nature, including, without limitation, all attorneys' fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements or expenses in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of or otherwise participating in a Proceeding, including reasonable compensation for time spent by the

Indemnitee for which he or she is not otherwise compensated by the Corporation or any third party. "Expenses" also include expenses incurred in connection with any appeal resulting from any Proceeding, including the premium for, security for, and other costs relating to, any cost bond, supersedeas bond or other appeal bond or its equivalent. "Expenses" do not include amounts paid in settlement by the Indemnitee or the amount of judgments or fines against an Indemnitee.

     (c) "Indemnitee" means (i) any present or former director or officer of the Corporation and (ii) any other present or former employee or agent of the Corporation to the extent that such employee or agent has been designated as an Indemnitee or as being entitled to all or part of the rights of an Indemnitee under this Article V pursuant to a resolution of the Board of Directors or a written instrument executed by the Chairman of the Board, the President, a Vice President, the Secretary or an Assistant Secretary.

     (d) "Proceeding" includes a threatened, pending or completed action, suit, arbitration, alternate dispute resolution, investigation, inquiry, administrative hearing, appeal or any other actual, threatened or completed proceedings with or brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative in nature.

5.3. INDEMNIFICATION: THIRD PARTY PROCEEDINGS. The Corporation must indemnify any Indemnitee who was or is a party or is threatened to be made a party to any Proceeding, except an action by or in the right of the Corporation, by reason of the fact that he or she is or was serving or acting in a Covered Capacity, against Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the Proceeding if he or she: (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

5.4. INDEMNIFICATION: DERIVATIVE ACTIONS. The Corporation must indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that the Indemnitee is or was serving or acting in a Covered Capacity, against Expenses and amounts paid in settlement thereof if the Indemnitee:

     (a)  is  not  liable  pursuant  to  NRS  78.138,  or

     (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such Expenses as the court deems proper.

5.5. INDEMNIFICATION: PARTY WHO IS WHOLLY OR PARTIALLY SUCCESSFUL. Notwithstanding any other provisions of this Article V, to the extent that the Indemnitee is a party to or a participant in and is successful on the merits or otherwise in any Proceeding or in defense of any claim, issue or matter in any Proceeding, in whole or in part, to which the Indemnitee was or is a party or is otherwise involved by reason of the fact that he or she is or was serving or acting in a Covered Capacity, the Corporation shall indemnify and hold harmless the Indemnitee against all Expenses actually and reasonably incurred by the Indemnitee in connection with any Proceeding or defense. If the Indemnitee is not wholly successful in the Proceeding, the Corporation must indemnify and hold harmless Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with each claim, issue or matter on which the Indemnitee was successful. The termination of any claim, issue or matter in the Proceeding by dismissal, with or without prejudice, by reason of settlement, judgment, order or otherwise, shall be deemed to be a successful result as to such Proceeding, claim, issue or matter, so long as there has been no finding that the Indemnitee (i) is liable pursuant to NRS 38.138 or (ii) did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding or action, had no reasonable cause to believe his or her conduct was unlawful.

5.6. INDEMNIFICATION: EXPENSES AS WITNESS. To the extent the Indemnitee is, by reason of his or her serving or acting in a Covered Capacity, a witness in any Proceeding to which the Indemnitee is not a party, the Indemnitee must be indemnified and held harmless against all Expenses actually and reasonably incurred by him or her or on his or her behalf in connection with the Proceeding and his or her acting as a witness in it.

5.7.     INDEMNIFICATION:  EXCLUSIONS.  Notwithstanding  any  provision  in this
Article V, the Corporation is not obligated under this Article V to make any indemnification payments in connection with any claim made against an
Indemnitee:

     (a) For which payment has actually been received by or on behalf of the Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount actually received under any insurance policy, contract, agreement or other indemnity provision or otherwise;

     (b) For an accounting of profits made from the purchase and sale, or sale and purchase, by the Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Exchange Act; or

     (c)  Except  as  provided for in Sections 5.8 or 5.12(c) of this Article V,
                                      ------------    -------
in connection with any Proceeding or any part of any Proceeding, initiated by the Indemnitee, including those initiated against the Corporation or its officers, directors or employees, unless (i) the Board of Directors of the Corporation authorizes the Proceeding or part thereof before its initiation or
(ii)
the Corporation provides the indemnification in its sole discretion, pursuant to the powers vested in the Corporation under applicable law.

5.8. INDEMNIFICATION: ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Article V and to the fullest permitted by applicable law, the Corporation may advance the Expenses incurred by Indemnitee, or reasonably expected by Indemnitee to be incurred by him or her within three months, in connection with any Proceeding to which the Indemnitee was or is a party or is otherwise involved by reason of the fact that he or she is or was serving or acting in a Covered Capacity, as soon as practicable but in any event not more than ten (10) days after receipt by the Corporation of a statement requesting the advances, whether the statement is submitted before or after final disposition of any Proceeding. Unless otherwise required by law, the Corporation shall not require that an Indemnitee provide any form of security for repayment of or charge any interest on any amounts advanced pursuant to this Section 5.8.
                                                                    -----------
The advances must be made without regard to Indemnitee's ability to repay the Expenses and without regard to any belief or determination as to the Indemnitee's ultimate entitlement to be indemnified. Advances must include any and all reasonable Expenses incurred in pursuing a Proceeding to enforce the right of advancement, including Expenses incurred in preparing statements to the Corporation to support the advances claimed. The Indemnitee qualifies for advances, to the fullest extent permitted by applicable law, solely upon the execution and delivery to the Corporation of an undertaking providing that the Indemnitee undertakes to repay the advance to the extent it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Corporation under the provisions of this Article V, the Articles of Incorporation or an agreement between the Corporation and the Indemnitee. This Section does not apply to any claim made by an Indemnitee for any indemnification payment that is excluded pursuant to Section 5.7 of this Article
                                                     -----------
V.

5.9. INDEMNIFICATION: NOTICES. An Indemnitee agrees to notify the Corporation in writing promptly after being served with any summons, citation, subpoena, complaint, indictment, inquiry, information request or other document relating to any Proceeding or matter which may be subject to indemnification, hold harmless or exoneration rights or the advancement of expenses; provided,
                                                                       --------
however,  that  the failure of the Indemnitee to so notify the Corporation shall
-------
not relieve the Corporation of any obligation it may have to the Indemnitee under this Article V or otherwise. An Indemnitee may deliver to the Corporation a written application to indemnify and hold harmless the Indemnitee in accordance with this Article V. The application may be delivered from time to time and may be amended and supplemented and at such times as the Indemnitee deems appropriate in his or her sole discretion. After a written application for indemnification is delivered by Indemnitee, the Indemnitee's entitlement to indemnification shall be determined pursuant to Sections 5.10, 5.11 and 5.12 of
                                                 -------------  ----     ----
this  Article  V.

5.10.     INDEMNIFICATION:  PROCEDURES.

     (a) To the fullest extent permitted by law, the indemnification provided for in this Article V shall be deemed mandatory. To the extent that, under applicable law, any indemnification provided for in this Article V is treated as discretionary, any indemnification determination, unless ordered by a court or advanced pursuant to Section 5.8 of this Article V, may be made by the
                        ------------
Corporation only as authorized in the specific case upon a determination that the indemnification of the Indemnitee is proper in the circumstances. The determination must be made:

          (i)  by  the  stockholders  of  the  Corporation;  or

          (ii) by the Board of Directors by a majority vote of directors who are not parties to the Proceeding.

     (b) The Corporation must promptly advise the Indemnitee in writing if a determination is made that the Indemnitee is not entitled to indemnification and must include a description of the reasons or basis for denial. If it is determined the Indemnitee is entitled to indemnification, the payment to the Indemnitee must be made as soon as practicable but in no event more than 10 days after the determination. The Indemnitee must reasonably cooperate with the persons making the determination and, upon request, must provide such persons with documents and information (which are not privileged or otherwise protected) reasonably available to the Indemnitee and reasonably necessary to the determination. All Expenses incurred by the Indemnitee in cooperating with the persons making the determination shall be paid by the Corporation (irrespective of the determination as to indemnification) and the Corporation hereby indemnifies and agrees to hold the Indemnitee harmless from those Expenses.

5.11.     INDEMNIFICATION:  PRESUMPTIONS.

     (a) In determining whether an Indemnitee is entitled to indemnification under this Article V, the person or persons making the determination must presume that Indemnitee is entitled to indemnification under this Article V and the Corporation has the burden of proof to overcome that presumption. Neither of the following is a defense to an action seeking a determination granting indemnity to an Indemnitee or creates a presumption that an Indemnitee has not met the applicable standard of conduct: (i) the failure of the Corporation (including its directors) to have made a determination before the beginning of an action seeking a ruling that indemnification is proper nor (ii) an actual determination by the Corporation (including its directors) that an Indemnitee has not met the applicable standard of conduct.

     (b)  If the persons or entity selected under Section 5.10 of this Article V
                                                  ------------
to determine whether an Indemnitee is entitled to indemnification has not made a determination within thirty (30) days after receipt by the Corporation of the request for it, the requisite determination of entitlement to indemnification shall be deemed to have been made and the Indemnitee is entitled to such indemnification, absent (i) a misstatement by an Indemnitee of a material fact or an omission of material fact necessary to make his or her statements not materially misleading made in connection with the request for indemnification (which misstatement or omission is shown by the Corporation to be of sufficient importance that it would likely alter the applicable determination) or (ii) a final judicial determination that indemnification is expressly prohibited under applicable law. The 30-day period may be extended for a reasonable time, not to exceed fifteen (15) additional days, if the persons or entity making the determination requires the additional time for obtaining or evaluating documents or information.

     (c) The termination of any Proceeding or any claim therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere does not (except as expressly provided elsewhere in this Article V) of itself adversely affect the right of an Indemnitee to indemnification or create a presumption that an Indemnitee did not meet any particular standard of conduct, did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe his or her conduct was unlawful.

     (d) In determining good faith, an Indemnitee must be deemed to have acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation if the Indemnitee's action is based on the records or books of account of the Corporation, including financial statements, or on information, opinions, reports or statements supplied to the Indemnitee by the directors or officers of the Corporation or other enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or the enterprise or on information or records given or reports made by an independent certified public accountant or by an appraiser or other expert.

     (e) The knowledge and actions or failures to act of any other director, officer, trustee, partner, member, fiduciary, agent or employee of the Corporation or other enterprise shall not be imputed to an Indemnitee for the purposes of determining his or her right to indemnification.

5.12.     INDEMNIFICATION:  REMEDIES  OF  INDEMNITEE.

     (a) If a determination is made that an Indemnitee is not entitled to indemnification under this Article V, any judicial Proceeding or arbitration begun pursuant to this Article V must be conducted in all respects as a de novo trial or arbitration, on the merits, and the Indemnitee shall not be prejudiced by reason of the adverse determination. In such a Proceeding or arbitration, the Indemnitee is presumed to be entitled to indemnification and the Corporation has the burden of proving the Indemnitee is not entitled to be indemnified. The Corporation may not refer to or introduce into evidence any determination made pursuant to Section 5.11(a) of this Article V adverse to the Indemnitee for any
             ---------------
purpose. If the Indemnitee begins a judicial Proceeding or arbitration seeking indemnification, the Indemnitee is not required to reimburse the Corporation for any advances pursuant to Section 5.8 of this Article V until a final
                             ------------
determination is made with respect to the Indemnitee's right to indemnification, after all rights of appeal have been exhausted or lapsed.

     (b) If it has been determined that an Indemnitee is entitled to indemnification, the Corporation is bound by that determination in any judicial Proceeding or arbitration commenced by the Indemnitee seeking to compel the indemnification, absent (i) a misstatement by the Indemnitee of a material fact or an omission of a material fact necessary to make the Indemnitee's statement not materially misleading connected with the request for indemnification (which misstatement or omission is shown by the Corporation to be of sufficient importance that it would likely alter the applicable determination) or (ii) a prohibition of the indemnification under applicable law. In any Proceeding or arbitration commenced by an Indemnitee seeking indemnification, the Corporation is precluded from asserting that the procedures and presumptions of this Article V are not valid, binding and enforceable and must stipulate that the Corporation is bound by all the provisions of this Article V.

     (c) The Corporation must indemnify and hold harmless an Indemnitee to the fullest extent permitted by applicable law against all Expenses and, upon an Indemnitee's request, must advance to the Indemnitee, within ten (10) days after the Corporation's receipt of a request, the Indemnitee's Expenses incurred in connection with any judicial Proceeding or arbitration brought by the Indemnitee to enforce his or her right for indemnification or to recover advances under any insurance policy maintained for the benefit of Indemnitee, regardless of whether the Indemnitee is ultimately determined to be entitled to such indemnification, advance or insurance recovery.

5.13. CONTRIBUTION; JOINT LIABILITY. To the fullest extent permissible under applicable law, if the indemnification rights provided for in this Article V are unavailable to an Indemnitee in whole or in part for any reason whatsoever (other than by reason of the language of any express exclusion contained in this Article V), the Corporation, instead of indemnifying and holding harmless the Indemnitee, must contribute to the payment thereof, in the first instance, by paying the entire amount incurred by the Indemnitee, whether for judgments, liabilities, fines, penalties, amounts paid or to be paid in settlement and/or for Expenses, in connection with any Proceeding without requiring the Indemnitee to contribute to the payment, and the Corporation hereby waives and relinquishes any right of contribution it may have at any time against the Indemnitee. The Corporation shall not enter into any settlement of any Proceeding in which the Corporation is jointly liable with the Indemnitee, or would be joined in the Proceeding, unless the settlement provides for a full and final release of all claims asserted against the Indemnitee. The Corporation hereby agrees to fully indemnify and hold harmless the Indemnitee from any claims for contribution which may be brought by officers, directors or employees of the Corporation other than Indemnitee who may be jointly liable with the Indemnitee.

5.14. INSURANCE. The Corporation has the power to purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and Expenses incurred by him or her in his or her capacity, whether or not the Corporation has the authority to indemnify the Indemnitee against such liability and expenses. The other financial arrangements described in the preceding sentence made by the
Corporation may include the creation of a trust fund, the establishment of a program of self insurance, securing the Corporation's obligation of indemnification by granting a security interest or other lien on any assets of the Corporation or the establishment of a letter of credit, guaranty or surety. No financial arrangement made pursuant to this Article V may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court. The fact that the Corporation purchases such insurance or maintains such other financial arrangements must not limit the scope of indemnity granted to an Indemnitee by this Article. In the absence of fraud, the decision by the Board of Directors of this Corporation as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 5.14 and the choice of the person to
                                    ------------
provide the insurance or other financial arrangement is conclusive and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his or her action, even if the director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

5.15. SUBROGATION. If any payment is made under this Article V, the Corporation is subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who must within a reasonable period of time after payment execute all papers required and take all action necessary to secure those rights, including the execution of such documents as are necessary to enable the Corporation to bring suit to enforce those rights.

5.16. SEVERABILITY. If any provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this
Article V (including, but not limited to, each portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article V (including, but not limited to, each such portion of any paragraph containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

5.17. MISCELLANEOUS. The rights of an Indemnitee under this Article V are not exclusive of any other rights to which the Indemnitee may at any time be entitled under the law, the Articles of Incorporation or any agreement. The indemnification and advancement of Expenses for an Indemnitee who has ceased to be a director, officer, employee or agent shall continue in full force and effect and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee. The rights of an Indemnitee under this Article V shall be contract rights. No amendment, alteration or repeal of this Article V can limit or restrict any right of Indemnitee under this Article V with respect to any action taken before the amendment, alteration or repeal. If a change in applicable law permits greater indemnification than that which would be afforded under this Article V, it is the intent of the Corporation that an Indemnitee shall enjoy by this Section 5.17 the greater benefits so afforded.
                        -------------

                                   ARTICLE VI

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1. CERTIFICATES FOR SHARES. Unless otherwise provided by a resolution of the Board of Directors, the shares of the Corporation shall be represented by a certificate. The certificates of stock of the Corporation shall be numbered and shall be entered in the stock ledger of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by or in the name of the Corporation by (a) the Chief Executive Officer, or the President and (b) the Secretary or any Assistant Secretary. Any or all of the signatures on a certificate may be by facsimile. In case any officer of the Corporation, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issuance.

6.2.     CLASSES  OF  STOCK.

     (a) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 78.195(5) of the Nevada Revised Statutes in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

     (b) Within a reasonable time after the issuance or transfer of uncertified stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to applicable law (including Sections 78.195, 78.205, 78.235 and 78.242 of the Nevada Revised Statutes) or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

6.3. TRANSFER. Subject to applicable federal and state securities laws, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its stock ledger. Upon receipt of proper transfer instructions from the registered owner of uncertified shares, such uncertified shares shall be canceled, issuance of new equivalent uncertified shares or certified shares shall be made to the person entitled thereto and the transaction shall be recorded upon the stock ledger of the Corporation.

6.4. RECORD OWNER. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Nevada.

6.5. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates or uncertified shares to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertified shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as the Board of Directors shall require to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost stolen or destroyed.

6.6. DIVIDENDS. In the event a dividend is declared, the stock transfer books will not be closed but a record date will be fixed by the Board of Directors, and only stockholders of record on that date shall be entitled to the dividend.

                                   ARTICLE VII

                              EMERGENCY PROVISIONS

7.1. GENERAL. THE PROVISIONS OF THIS ARTICLE VII WILL BE OPERATIVE ONLY DURING A NATIONAL EMERGENCY DECLARED BY THE PRESIDENT OF THE UNITED STATES OR THE PERSON PERFORMING THE PRESIDENT'S FUNCTIONS, OR IN THE EVENT OF A NUCLEAR, ATOMIC, OR OTHER ATTACK ON THE UNITED STATES OR A DISASTER MAKING IT IMPOSSIBLE OR IMPRACTICABLE FOR THE CORPORATION TO CONDUCT ITS BUSINESS WITHOUT RECOURSE TO THE PROVISIONS OF THIS ARTICLE VII. Said provisions in such event shall override all other By-Laws of this Corporation in conflict with any provisions of this
Article VII, and shall remain operative so long as it remains impossible or impracticable to continue the business of the Corporation otherwise, but thereafter shall be inoperative; provided that all actions taken in good faith pursuant to such provisions shall thereafter remain in full force and effect unless and until revoked by action taken in accordance with the provisions of the By-Laws (other than those contained in this Article VII).

7.2. UNAVAILABLE DIRECTORS. All Directors of the Corporation who are not available to perform their duties as Directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be Directors, with like effect as if such persons had resigned as Directors, so long as such unavailability continues.

7.3. AUTHORIZED NUMBER OF DIRECTORS. The authorized number of Directors shall be the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 7.2 hereof, or the minimum number
                                       -----------
required by law, whichever number is greater, until such time as the vacancy created thereby can be filled, or the applicable provisions of these By-Laws can be amended to reflect such change.

7.4. QUORUM. The number of Directors necessary to constitute a quorum shall be one-third of the authorized number of Directors as specified in the foregoing
Section  7.3,  or  such  other  minimum number as, pursuant to the law or lawful
------------
decree then in force, it is possible for the By-Laws of a Corporation to specify.

7.5. CREATION OF EMERGENCY COMMITTEE. In the event the number of Directors remaining after eliminating those who have ceased to be Directors pursuant to
Section  7.2  of  this Article VII is less than the minimum number of authorized
------------
Directors required by law, then until the appointment of additional Directors to make up such required minimum, all the powers and authorities, which the Board could by law delegate, including all powers and authorities which the Board could delegate to a committee, shall be automatically vested in an emergency committee (the "Emergency Committee"), and the Emergency Committee shall thereafter manage the affairs of the Corporation pursuant to such powers and authorities and shall have all such other powers and authorities as may by law or lawful decree be conferred on any person or body of persons during a period of emergency.

7.6. CONSTITUTION OF EMERGENCY COMMITTEE. The Emergency Committee shall consist of all the Directors remaining after eliminating those who have ceased to be Directors pursuant to Section 7.2 of this Article VII, provided that such
                             -----------
remaining Directors are not less than three in number (unless such lesser number would otherwise be permissible under applicable law if no emergency existed). In the event such remaining Directors are less than three in number (and such number is not otherwise permitted under applicable law), then the Emergency Committee shall consist of three persons, who shall be the remaining Director or Directors plus either one or two officers or employees of the Corporation, as the remaining Director or Directors may in writing designate. If there is no remaining Director, the Emergency Committee shall consist of the three most senior officers of the Corporation who are available to serve, and if and to the extent such officers are not available, the most senior employees of the Corporation. Seniority shall be determined in accordance with any designation of seniority in the minutes of the proceedings of the Board, and in the absence of such designation, shall be determined by the highest rate of remuneration. In the event that there are no remaining Directors and no officers or employees of the Corporation available, the Emergency Committee shall consist of three persons designated in writing by the stockholder owning the largest number of shares of record as of the date of the last record date.

7.7. POWERS OF EMERGENCY COMMITTEE. The Emergency Committee, once appointed, shall govern its own procedures and shall have power to increase the number of members thereof beyond the original number, and in the event of a vacancy or vacancies therein, arising at any time, the remaining member or members of the Emergency Committee shall have the power to fill such vacancy or vacancies. In the event at any time after its appointment, all members of the Emergency Committee shall die or resign or become unavailable to act for any reason whatsoever, a new Emergency Committee shall be appointed in accordance with the foregoing provisions of this Article VII.

7.8. DIRECTORS BECOMING AVAILABLE. Any person who has ceased to be a Director pursuant to the provisions of Section 7.2 of this Article VII and who
                                         -----------
thereafter becomes available to serve as a Director shall automatically become a member of the Emergency Committee.

7.9. ELECTION OF BOARD OF DIRECTORS. The Emergency Committee shall, as soon after its appointment as is practicable, take all requisite action to secure the election of a board of directors, and upon such election all the powers and authorities of the Emergency Committee shall be vested therein, and the Emergency Committee shall thereafter cease.

7.10. TERMINATION OF EMERGENCY COMMITTEE. In the event, after the appointment of an Emergency Committee, a sufficient number of persons who ceased to be Directors pursuant to Section 7.2 of this Article VII become available to
                             -----------
serve as Directors, so that if they had not ceased to be Directors as aforesaid, there would be enough Directors to constitute the minimum number of Directors required by law, then all such persons shall automatically be deemed to be reappointed as Directors, the powers and authorities of the Emergency Committee shall again be vested in the Board, and the Emergency Committee shall thereafter cease.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1. EXECUTION OF INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other persons, to execute any corporate instrument or document or to sign the corporate name without limitation, except where otherwise provided by law, the Articles of Incorporation or these By-Laws. Such designation may be general or confined to specific instances.

8.2. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations held by the Corporation shall be voted, and all proxies with respect thereto shall be executed, by the person so authorized by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board.

8.3. CORPORATE SEAL. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation.

8.4. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise the general provisions, rules of construction and definitions in the Nevada Revised Statutes and the Articles of Incorporation shall govern the construction of these By-Laws.

8.5. AMENDMENTS. These By-Laws may be altered, amended or repealed by a majority vote of the Board of Directors or the stockholders.

8.6. DESCRIPTIVE HEADINGS. The descriptive headings of the paragraphs of these By-Laws are inserted for convenience only and shall not control or affect the meaning or construction of any provision hereof.

8.7. REFERENCE THERETO. Any reference herein made to the Corporation's Articles will be deemed to refer to its Articles of Incorporation and all Amendments thereto as at any given time on file with the Nevada Secretary of State, together with any and all certificates theretofore filed by the Corporation with the Nevada Secretary of State pursuant to applicable law.

8.8. SENIORITY THEREOF. The Articles will in all respects be considered senior and superior to these By-Laws, with any inconsistency to be resolved in favor of the Articles, and with these By-Laws to be deemed automatically amended from time to time to eliminate any such inconsistency which may then exist.

8.9. NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders.

                             CERTIFICATE OF ADOPTION

The undersigned Secretary of the Corporation hereby certifies that the foregoing Amended and Restated By-Laws of Private Trading Systems, Inc., a Nevada corporation (the "Corporation"), constitute the By-Laws of said Corporation, duly adopted and approved, pursuant to a resolution of the Board of Directors.

November  16,  2005                    /s/ C. Austin  Burrell
                                       -----------------------------------------
                                       C. Austin Burrell, Corporate Secretary